UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249, Suite 300
Houston, TX 77070
(Address of principal executive offices)

(281) 598-1230
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2021, Adam Piekarski tendered his resignation from the Company’s Board of Directors. There were no disagreements between Mr. Piekarski and the Company. Following Mr. Piekarski’s resignation, the size of the Board of Directors was reduced from six to five.

Mr. Piekarski had served on the Company’s Board of Directors as a nominee of the “MSD Parties” pursuant to the terms and conditions of that certain Amended and Restated Stockholders’ Agreement, dated as of October 1, 2018, between the Company and former members of Sidewinder Drilling, LLC (the “Stockholders’ Agreement”). The “MSD Parties” mean, collectively, MSD Credit Opportunity Master Fund, L.P., MSD Credit Opportunity Fund X, LLC and MSD Energy Investments, L.P.

Pursuant to the Stockholders’ Agreement, the rights of the MSD Parties to nominate directors terminate if the MSD Parties’ beneficial ownership of the Company’s outstanding common stock is less than 10%. Effective March 30, 2021, the MSD Parties’ beneficial ownership became less than 10%.

Based on the occurrence of the MSD Parties beneficially owning less than 10% of the Company’s outstanding common stock, such event also constituted a “Sunset Date” under the Stockholders’ Agreement, under which certain other terms applicable to the MSD Parties also terminated, including (i) transfer restrictions, (ii) restricted activities (including tender or exchange offers, merger proposals, board proposals, calls for special meetings, and acquisitions of additional securities of the Company), and (iii) voting in connection with the election of the Company’s directors.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: April 21, 2021	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary